UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): September 2, 2015

LANNETT COMPANY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Commission File No. 001-31298

State of Delaware	23-0787699
(State of Incorporation)	(I.R.S. Employer I.D. No.)

9000 State Road

Philadelphia, PA 19136

(215) 333-9000

(Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

Arthur Bedrosian, the Chief Executive Officer of Lannett Company, Inc. (the “Company”), and Martin Galvan, the Chief Financial Officer of the Company, expect to present a slide presentation on September 2, 2015 at 5:00pm EST related to the Company’s proposed acquisition of Kremers Urban Pharmaceuticals Inc.  A copy of the presentation has been furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Except for historical facts, the statements in the attached presentation made by the Company are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and involve risks and uncertainties.  For example, statements about the anticipated synergies of the acquisition, acquisition related cost savings, the terms and conditions of the debt financing, projected financial results of the combined company, expected positive U.S. Food and Drug Administration (FDA) inspection results of the Company’s manufacturing facilities and product approvals, anticipated growth and future operations, the current or expected market size for its products, the success of current or future product offerings, continued relationships with the Company’s employees, suppliers and customers, the Company’s research and development efforts, the Company’s ability to file for and obtain FDA approvals for future products, and the Company’s ability to obtain and maintain necessary licenses and permits, are forward-looking statements.  Forward-looking statements are merely the Company’s current prediction of future events.  The statements are inherently uncertain and actual results could differ materially from the statements made in the presentation.  For a description of additional risks and uncertainties, please refer to the Company’s filings with the Securities and Exchange Commission, including its latest Annual Report on Form 10-K.  The Company assumes no obligation to update its forward-looking statement s to reflect new information and developments.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)                   Exhibits

99.1          Lannett Company, Inc. acquisition of Kremers Urban Pharmaceuticals, Inc. investor presentation dated September 2, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LANNETT COMPANY, INC

By:	/s/ Arthur P. Bedrosian
Chief Executive Officer
Date: September 2, 2015

EXHIBIT INDEX

Exhibit:	Description:

99.1	Lannett Company, Inc. acquisition of Kremers Urban Pharmaceuticals, Inc. investor presentation dated September 2, 2015